UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

AMERICAN WELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39515	20-5009396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, 26th Floor Boston, MA	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 204-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Co-CEO PSU Grants

On May 16, 2022, the Board of Directors (the “Board”) of American Well Corporation (the “Company”) approved grants of performance stock units (“PSUs”) to the Company’s co-Chief Executive Officers, Dr. Ido Schoenberg and Dr. Roy Schoenberg. The PSUs, which are granted under the terms of the Company’s 2020 Equity Incentive Plan (the “2020 Plan”), are subject to the achievement of rigorous performance goals that are designed to incentivize the co-CEOs to drive Company growth and performance and create shareholder value creation over the long term. The PSUs will comprise 100% of each co-CEO’s annual long-term equity incentive award opportunity for 2022, and, as a condition to receipt of the PSUs, the co-CEOs have agreed that they will not any have entitlement to receive any other equity incentive award from the Company for a period of three years from the grant date. The material terms of the PSUs, as described below, including the size of the award and the performance and vesting conditions, were determined and developed by the Compensation Committee of the Board (the “Compensation Committee”) with the assistance of its independent compensation consultant.

The target number of shares of Class A common stock subject to each PSU grant is 1,000,000 shares. The PSUs will be eligible to be earned between 0% and 750% of target levels based on the Company’s sustained market capitalization growth over a rolling 30 trading-day period during the performance period beginning May 16, 2022 and ending May 16, 2025 (the “Performance Period”) as measured against the Company’s market capitalization on the grant date (the “Market Capitalization Milestones”), as set forth in the following table (no linear interpolation will be applied for performance between tranches):

% of Target PSUs Earned	Market Capitalization Milestone
0%	Less than 133% of Grant Date Market Cap
50%	At least 133% of Grant Date Market Cap
100%	At least 167% of Grant Date Market Cap
225%	At least 200% of Grant Date Market Cap
350%	At least 233% of Grant Date Market Cap
475%	At least 267% of Grant Date Market Cap
600%	At least 300% of Grant Date Market Cap
675%	At least 400% of Grant Date Market Cap
750%	At least 500% of Grant Date Market Cap

The PSUs may be earned at any time during the Performance Period, and any earned PSUs will be eligible to become vested and be settled in shares of the Company’s Class A common stock based on each co-CEO’s continued service with the Company as follows: (i) up to 20% of the maximum PSUs eligible to be earned may become vested on the first anniversary of the grant date, (ii) up to an additional 20% of the maximum PSUs eligible to be earned may become vested on the second anniversary of the grant date and (iii) up to the remaining 60% of the maximum PSUs eligible to be earned may become vested on the third anniversary of the grant date, in each case subject to the achievement of the applicable Market Capitalization Milestones. Any PSUs that become earned based on the achievement of the Market Capitalization Milestones prior to a vesting date but do not vest on such vesting date due to the limitations described in the immediately preceding sentence will remain outstanding and eligible to vest on the next occurring vesting date (subject to the aggregate vesting limitations for such vesting date). Any earned PSUs that remain unvested at the end of the Performance Period will become vested and any PSUs that remain unearned at the end of the Performance Period will be cancelled and forfeited.

Vesting of the PSUs on the vesting dates described above is subject to the co-CEO’s continued service with the Company as an employee in a “C-suite” level role or higher or otherwise continuing to provide services as Chairman or a director with senior operational and/or executive functions as reasonably approved by the Compensation Committee. In the event of a termination of such service prior to a vesting date, any unvested PSUs will be immediately forfeited; provided, that if the termination is by the Company without “cause”, by the co-CEO with “good reason” or due to the co-CEO’s death or “disability” (as such terms are defined in each co-CEO’s employment agreement), then (i) any previously earned but unvested PSUs will become vested and (ii) any remaining unearned PSUs will remain outstanding for a period of 12 months (if the termination is due to death or disability) or 6 months (if the termination is by the Company without cause or by the co-CEO with good reason) following the termination date and will become earned and vested based on any achievement of the Market Capitalization Milestones during the applicable tail period (subject to earlier expiration of the Performance Period). Any PSUs that do not become earned and vested during the applicable tail period will be cancelled and forfeited.

In the event of a change in control (as defined in the 2020 Plan and other than due to a change in a majority of the Board pursuant to Section 2(g)(ii) of the 2020 Plan), (i) any unearned PSUs may become earned based on achievement of the Market Capitalization Milestones in connection with such change in control, measured based on the price per share of Class A common stock received by the Company’s shareholders in the change in control transaction and (ii) any earned but unvested PSUs (including those that become earned in connection with the change in control) will vest in full, in each case subject to the co-CEO’s continued service through the date of the change in control.

The foregoing description of the PSUs is qualified in its entirety by reference to the full text of the form of PSU award agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2022

AMERICAN WELL CORPORATION

By:	/s/ Bradford Gay
Bradford Gay
Senior Vice President, General Counsel